RiverSource®
Variable Universal Life Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
New policies are not currently being offered.
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
Updating Summary Prospectus
April 29, 2022
The Prospectus for the RiverSource Variable Universal Life Insurance (VUL) (the Contract) is available and contains more information about the Contract, including its features, benefits and risks. You can find the current prospectus and other information about the Contract online at riversource.com/lifeinsurance. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

RiverSource Variable Universal Life Insurance — Summary Prospectus    1

2    RiverSource Variable Universal Life Insurance — Summary Prospectus

Key Terms
These terms can help you understand details about your policy
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: The Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full or the policy matures. The Cash Surrender Value equals the Policy Value minus any Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Guarantee (DBG): A feature of the policy guaranteeing that the policy will not Lapse before the Insured’s Attained Insurance Age 70 or five policy years, if later. The guarantee is in effect if you meet certain premium payment requirements.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value.
Proceeds: The amount payable under the policy as follows:
•	Upon death of the Insured prior to the Insured’s Attained Insurance Age 100, Proceeds will be the death benefit in effect as of the date of the Insured’s death, minus any Indebtedness.
•	On the Maturity Date, Proceeds will be the Cash Surrender Value.
•	On surrender of the policy, the Proceeds will be the Cash Surrender Value.
Risk Classification: A group of insureds that RiverSource Life expects will have similar mortality experience.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

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Specified Amount: An amount chosen by you we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 100 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.

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Important Changes
UNDERLYING FUNDS
•	Effective May 27, 2021, on behalf of the BlackRock Global Allocation V.I. Fund added a BlackRock (Singapore) Limited (“BRS”) as a sub-adviser of the Fund.
•	On November 1, 2021, Wells Fargo & Company (Wells Fargo) closed a transaction whereby Wells Fargo Asset Management (“WFAM”) was sold to a holding company affiliated with the private funds of GTCR LLC and Reverence Capital Partners, L.P. and will no longer be an entity of Wells Fargo. As part of the transaction, Wells Fargo Funds Management, LLC and Wells Capital Management, LLC changed their names to Allspring Funds Management, LLC and Allspring Global Investments, LLC.
•	Effective Nov. 1, 2021, the following fund name changes were approved:

Former Fund Name	New Fund Name
Wells Fargo VT Opportunity Fund	Allspring VT Opportunity Fund
Wells Fargo VT Small Cap Growth Fund	Allspring VT Small Cap Growth Fund

•	Effective on or about March 15, 2022, the Morgan Stanley VIF Discovery Portfolio will recommence offering Class I and Class II shares.

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Key Information Table
Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Statutory Prospectus
Charges for Early Withdrawals	If you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a surrender charge. The Surrender Charges are set based on various factors such as the Insured’s Insurance Age (or Attained Insurance Age at the time of a requested increase in the Specified Amount), Risk Classification, and the number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $48.01 per $1,000 of Initial Specified Amount. Therefore, if a Full Surrender occurs on a policy that was issued with a $1,000,000 Initial Specified Amount, the maximum initial Surrender Charge would be $48,010 which is $48.01 times $1,000,000 divided by 1,000.
	The surrender charges are shown under the Policy Data page of your policy.			Fee TablesTransaction Fees Base Policy Charges
Transaction Charges	In addition to surrender charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee and electronic fund transfer fee. If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.			Fee Tables
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the Accidental Death Benefit Rider, Automatic Increase Benefit Rider, Children’s Insurance Rider and Wavier of Monthly Deduction Rider. Such fees and expenses are set based on various factors such as the Insured’s Risk Classification, Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
	You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:			Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.38%	2.21%
(1) As a percentage of fund assets.
RISKS
Risk of Loss	You can lose money by investing in this policy including loss of principal.			Principal Risks
Not a Short-Term Investment	The policy is not suitable as a short-term investment and may not be appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
	Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.			Principal Risks

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	RISKS	Location in Statutory Prospectus
Risks Associated with Investment Options	• An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
• Each investment option (including the Fixed Account has its own unique risks.
• You should review the investment options before making an investment decision.
	• If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.	Principal Risks The Variable Account and the Funds
Insurance Company Risks	An investment in the policy is subject to the risks related to RiverSource Life Insurance Company. Any obligations (including under the Fixed Account RiverSource Life or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource Life’s claims-paying ability. If RiverSource Life experiences financial distress, RiverSource Life may not be able to meet their obligations to you. More information about RiverSource Life, including their financial strength ratings, is available by contacting RiverSource Life at 1-800-862-7919.
	Additional information regarding the financial strength of RiverSource Life can be accessed at: strengthandsoundness.com.	Principal Risks The General Account
Policy Lapse	Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed. Your policy may not Lapse if the Death Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.	Keeping the Policy in Force
RESTRICTIONS
Investments	• We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
•  The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
•  You may only transfer into and out of the Fixed Account on a Policy Anniversary, unless you automate such transfers.
•  We reserve the right to close, merge or substitute Funds as investment options.
	• We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and Exchange Commission. • We generally limit purchase payments in excess of $1,000,000.	Transfers Among the Fixed Account and Subaccounts Substitution of Investments

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	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits	•• Accidental Death Benefit Rider (ADB):The ADB is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB has certain conditions that must be satisfied to exercise the benefit of these riders.
	• Automatic Increase Benefit Rider (AIBR):The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy. • Children's Insurance Rider (CIR):The CIR is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has termination dates prior to the termination date of the base policy. The CIR provides death benefit proceeds on someone other than the Insured of the base policy. • Waiver of Monthly Deduction Rider (WMD):The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The WMD has certain conditions that must be satisfied to exercise the benefit of these riders. • Accelerated Benefit Rider for Terminal Illness (ABRTI):The ABRTI has certain conditions that must be satisfied to exercise the benefit of these riders. • Other Insured Rider (OIR):The OIR has termination dates prior to the termination date of the base policy.	Additional Information About Standard Benefits (Other than Standard Death Benefits)
TAXES
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
•  If you purchased the policy through a tax-qualified plan, there is no additional tax benefit under the policy. Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
	• If your policy is a modified endowment contract, you may have to pay a 10% tax penalty if you take a withdrawal before age 59½.	Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	In general, we pay selling firms and their sales representatives’ compensation for selling the policy.
	In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.	Distribution of the Policy
Exchanges	If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.	For additional information, see 1035 exchanges under Other Tax Considerations

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Other Benefits Available Under the Contract
In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarize information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Death Benefit Rider for Terminal Illness (ADBRTI)	The ADBRTI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional	• If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
• The accelerated benefit creates a lien against the policy’s death benefit. Interest will be added to the lien as it accrues.
• At the Insured’s death, the policy’s Beneficiary would receive only the death benefit remaining after the lien has been deducted.
• When benefits are accelerated, RiverSource Life reserves the right to charge an administrative charge as described in the policy.
• Premium payments and monthly deductions will continue on the base policy after the acceleration of benefits, unless there is a WP or WMD rider attached to the policy.
• If there is a WMD rider, monthly deductions will stop. If there is a WP rider, the specimen premium will be added to the policy, or the monthly deduction will be waived, as stated in the rider.
Accidental Death Benefit (ADB)	The Accidental Death Benefit rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age 70 Policy Anniversary.	Optional	• The death must occur within 180 days of the injury to be considered for the accidental death benefit.
Automatic Increase Benefit Rider (AIBR)	The Automatic Increase Benefit Rider (AIBR) provides for an increase in the Specified Amount on each Policy Anniversary without evidence of insurability. The amount of the increase will be based on a percentage of the Specified Amount in effect at the time of the increase. The percent is chosen by the policy Owner at the time of application.	Optional	• The percentage cannot be changed once the policy has been issued. • The AIBR cannot be added to policies rated substandard.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers	Automated transfer arrangements allow you to set up periodic transfers at a set interval (i.e. monthly, quarterly, etc.) from one investment option to one or more investment option(s) under the policy.	Standard	• Only one automated transfer arrangement can be in effect at any time.
•  Only one account can be used as the source of funds in the automatic transfer arrangement.
•  If the Fixed Account is the source of funds, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
•  If the value of the source of funds account is less than the requested automated transfer amount, that occurrence of the automated transfer will not process.
•  The minimum automatic transfer amount is $50.
•  You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
• If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
Automated Dollar-Cost Averaging (DCA)	A DCA arrangement is an automated transfer arrangement designed to help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Funds. Under a DCA arrangement, since you invest the same amount each period, you automatically acquire more units when market values fall, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for DCA.	Standard	• Only one automated transfer arrangement can be in effect at any time.
•  Only one account can be used as the source of funds in the automatic transfer arrangement.
•  If the Fixed Account is the source of funds, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
•  If the value of the source of funds account is less than the requested automated transfer amount, that occurrence of the automated transfer will not process.
•  The minimum automatic transfer amount is $50.
•  You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
• If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Asset Rebalancing	The asset rebalancing feature automatically transfers Policy Value between Subaccounts at set intervals (i.e. monthly, quarterly, etc.) to correspond to your chosen allocation percentages among Subaccounts.	Standard	• The Policy Value reallocated must be at least $2,000 at the time the asset rebalancing is set up.
•  Asset rebalancing does not apply to Policy Value in the Fixed Account.
•  Asset rebalancing must occur quarterly, semiannually or annually.
• You must allow 30 days for us to change any asset rebalancing instructions that currently are in place.
Children’s Insurance Rider (CIR)	The Children’s Insurance Rider (CIR) provides level term coverage on each eligible child.	Optional	• The CIR automatically insures children born to the Insured after the date of application once they become 15 days old, and children legally adopted by the insured, or step-children acquired by the Insured, after the date of application provided they are at least 15 days old and have not passed their 19th birthday.
• Only children who are members of the Insured’s household (actually living with the Insured) at the time of application may be listed on the application and covered under CIR.
• The insurance expires on the earlier of the child’s 22nd birthday or the primary insured’s age 65 Policy Anniversary.
Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days and meets certain requirements before Age 60.	Optional	• If total disability begins on or after Attained Insurance Age 60 but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived only for a limited period of time; and
Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
John Doe purchases a policy with a $200,000 Specified Amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). John receives a terminal illness diagnosis as defined in the policy. He elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the Specified Amount is $200,000. He elects to receive the maximum lump sum amount available to be accelerated which is 50% x $200,000 = $100,000. A one time administrative charge equal to $250 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's proceeds payable to the Beneficiary at the time of John's death will be the base policy death benefit less the total accelerated death benefit.
Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.

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Example:
John Doe purchases a base policy with a $200,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to John's Attained Insurance Age 70 Policy Anniversary, he dies within 180 days of an accidental injury and his death was a direct result of the accidental injury. The total Proceeds payable to the Beneficiary will be $300,000 which is equal to the base policy Proceeds of $200,000 plus the accidental death benefit of $100,000.
Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
John Doe purchases a base policy with a $200,000 Specified Amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the Specified Amount will increase to $210,000 which is the original Specified Amount of $200,000 times 1.05. A similar increase will automatically occur on each Policy Anniversary and no evidence of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of John's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
Jane Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. John Doe is the insured of the base policy and Jane is the owner. All of John's children, as defined in the policy, are insured under this rider. If a child of John's dies prior to the child's 22nd birthday and John's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to Jane.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
Example:
John Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived the Death Benefit Guarantee premium for that month will be zero. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either John is no longer considered totally disabled or John's Attained Insurance Age 100 Policy Anniversary.
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts. Only one account can be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
ExampleJohn Doe purchases a base policy. He makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. He sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.

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Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
John Doe purchases a base policy and requests quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Fixed Account		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	+$5,000	$50,000
Subaccount #3	25%	$35,000	+15,000	$50,000
Total Policy Value		$350,000		$250,000
Death Benefit Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”

RiverSource Variable Universal Life Insurance — Summary Prospectus    13

Exchange for a Fixed Benefit Policy. For two years after the policy is issued, we may allow you to exchange your policy for a life insurance policy with benefits that do not vary with the investment experience of the Subaccounts (“Fixed Benefit Policy”). This is accomplished by a transfer of all of the value in the Subaccounts to the Fixed Account without charge. The rules for transferring from the Subaccounts to the Fixed Account following a Fixed Account to Subaccount transfer will be waived only once.
Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and issue age and a death benefit at least as great as the initial death benefit of your policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a written request in Good Order.
Example:
John Doe lives in California and is the Owner and Insured of a variable universal life insurance policy. Twelve months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the Funds in which the Variable Account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the company’s requirements, John has up to twelve more months to exchange his variable policy for a fixed policy without the company requiring evidence of insurability.
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.

14    RiverSource Variable Universal Life Insurance — Summary Prospectus

Appendix A: Funds Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Dynamic Asset Allocation Portfolio (Class B)[1] AllianceBernstein L.P.	1.07% [2]	9.28%	6.94%	6.04%
Seeks long-term growth of capital.	AB VPS Growth and Income Portfolio (Class B) AllianceBernstein L.P.	0.84% [2]	27.84%	12.58%	13.39%
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.15%	10.86%	4.98%	5.44%
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	28.65%	25.78%	20.52%
Seeks long-term capital appreciation.	Allspring VT International Equity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.94% [2]	6.87%	5.90%	6.04%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00% [2]	24.78%	17.29%	14.94%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	7.64%	22.00%	16.23%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class III ALPS Advisors, Inc.	1.30% [2]	37.77%	(0.04%)	-
Seeks capital growth.	American Century VP International, Class I American Century Investment Management, Inc.	0.99% [2]	8.75%	14.35%	10.06%
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value, Class I American Century Investment Management, Inc.	0.73% [2]	24.51%	9.55%	12.03%

RiverSource Variable Universal Life Insurance — Summary Prospectus    15

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited, sub-adviser.	1.00% [2]	6.42%	9.71%	7.68%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.63%	15.12%	12.49%	10.48%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) Columbia Management Investment Advisers, LLC	0.88%	17.58%	10.61%	10.17%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	13.98%	12.89%	13.05%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.84% [2]	1.03%	8.86%	8.41%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.25% [2]	33.51%	16.24%	5.85%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Global Strategic Income Fund (Class 3) Columbia Management Investment Advisers, LLC	0.79% [2]	4.68%	2.80%	1.11%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.58% [2]	0.28%	0.75%	0.38%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.79% [2]	6.55%	7.25%	6.55%

16    RiverSource Variable Universal Life Insurance — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77% [2]	5.74%	6.86%	6.25%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.62%	12.45%	5.93%	4.66%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.84%	34.57%	17.79%	15.62%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	17.85%	14.73%	13.38%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70% [2]	5.57%	3.99%	2.68%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.91%	8.92%	6.34%	5.10%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.81%	6.95%	11.43%	11.30%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) (previously Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)) Columbia Management Investment Advisers, LLC	0.97% [2]	35.28%	16.86%	11.81%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.96% [2]	7.41%	9.58%	9.66%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.98% [2]	9.05%	7.41%	8.89%

RiverSource Variable Universal Life Insurance — Summary Prospectus    17

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.58%	4.96%	3.80%	2.68%
The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Trust - Commodity Return Strategy Portfolio Credit Suisse Asset Management, LLC	1.05%	27.90%	3.81%	(3.00%)
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.73% [2]	9.11%	5.42%	4.34%
Seeks to provide shareholders with long-term growth of capital.	CTIVP ® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.93%	7.91%	11.63%	11.21%
Seeks to provide total return.	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II) Ivy Investment Management Company	0.87% [2]	10.44%	11.36%	8.01%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class B3 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	1.26%	12.35%	5.59%	3.89%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Initial Class Eaton Vance Management	1.18%	3.63%	3.19%	3.53%
Seeks long-term capital appreciation.	Fidelity ® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.85%	27.51%	19.87%	16.35%

18    RiverSource Variable Universal Life Insurance — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks high total return through a combination of current income and capital appreciation.	Fidelity ® VIP Growth & Income Portfolio Service Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.62%	25.76%	13.33%	13.95%
Seeks long-term growth of capital.	Fidelity ® VIP Mid Cap Portfolio Service Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.71%	25.51%	13.49%	13.17%
Seeks long-term growth of capital.	Fidelity ® VIP Overseas Portfolio Service Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.87%	19.57%	14.32%	10.71%
Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Global Real Estate VIP Fund - Class 2 Franklin Templeton Institutional, LLC	1.25% [2]	26.79%	8.62%	8.65%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%

RiverSource Variable Universal Life Insurance — Summary Prospectus    19

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.98%	19.17%	6.44%	9.00%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.84% [2]	30.95%	13.17%	13.08%
Seeks long-term growth of capital.	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares[3] Goldman Sachs Asset Management, L.P.	1.40% [2]	4.66%	3.42%	-
Seeks long-term growth of capital.	Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.81% [2]	23.79%	11.33%	12.92%
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.56% [2]	29.41%	17.25%	16.18%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series I Shares Invesco Advisers, Inc.	0.86%	11.93%	21.74%	17.37%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares Invesco Advisers, Inc.	1.13% [2]	9.26%	7.18%	5.99%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	0.99%	33.04%	11.12%	12.59%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund, Series I Shares Invesco Advisers, Inc.	0.80%	27.74%	13.97%	12.27%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares Invesco Advisers, Inc.	0.83%	19.10%	23.08%	17.84%

20    RiverSource Variable Universal Life Insurance — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco V.I. Diversified Dividend Fund, Series I Shares Invesco Advisers, Inc.	0.68%	18.89%	8.37%	11.89%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series II Shares (previously Invesco V.I. International Growth Fund, Series II Shares) Invesco Advisers, Inc.	1.14%	5.61%	9.90%	7.82%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.12% [2]	(3.56%)	2.15%	2.90%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.09%	22.26%	13.46%	14.40%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.98%	14.41%	25.03%	17.48%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio: Service Shares Janus Henderson Investors US LLC	0.96%	16.54%	18.84%	16.93%
Seeks long-term growth of capital.	Janus Henderson Global Technology and Innovation Portfolio: Service Shares Janus Henderson Investors US LLC	0.97%	17.75%	30.32%	22.96%
Seeks long-term growth of capital.	Janus Henderson Overseas Portfolio: Service Shares Janus Henderson Investors US LLC	1.12%	13.29%	13.08%	5.98%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.85%	20.05%	21.68%	17.16%
Seeks long-term capital appreciation.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares[1] Lazard Asset Management, LLC	1.06% [2]	11.94%	8.40%	-
Seeks capital appreciation.	MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	1.02% [2]	25.66%	22.53%	17.29%
Seeks capital appreciation.	MFS ® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12% [2]	1.57%	21.00%	15.87%
Seeks total return.	MFS ® Utilities Series - Service Class Massachusetts Financial Services Company	1.03% [2]	13.82%	11.61%	9.65%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05% [2]	(11.19%)	36.85%	20.11%

RiverSource Variable Universal Life Insurance — Summary Prospectus    21

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
The Fund seeks to provide current income and capital appreciation.	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.	1.25% [2]	23.83%	4.63%	6.82%
Seeks long-term growth of capital and income generation.	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) Neuberger Berman Investment Advisers LLC	1.06% [2]	17.94%	7.91%	-
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[3] Pacific Investment Management Company LLC (PIMCO)	1.34% [2]	16.04%	8.45%	5.91%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Advisor Class Pacific Investment Management Company LLC (PIMCO)	0.75%	(1.36%)	3.83%	3.33%
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	0.99%	19.40%	15.70%	15.92%
Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.	Putnam VT High Yield Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.	0.95%	4.97%	5.33%	6.06%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Putnam Investments Limited, sub-adviser. Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.	1.08%	8.82%	9.34%	8.31%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor. Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.	0.64%	23.87%	22.82%	18.58%

22    RiverSource Variable Universal Life Insurance — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Royce Capital Fund - Micro-Cap Portfolio, Investment Class Royce & Associates, LP	1.33% [2]	29.98%	12.97%	9.24%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.76% [2]	(4.99%)	(0.94%)	1.13%
Seeks long-term capital appreciation by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value.	Third Avenue VST Third Avenue Value Portfolio Third Avenue Management LLC	1.30% [2]	22.07%	3.93%	6.96%
Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	VanEck VIP Global Gold Fund (Class S Shares) Van Eck Associates Corporation	1.45% [2]	(14.01%)	9.25%	-
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	1.04%	14.99%	9.99%	8.41%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	1.04%	14.96%	10.00%	8.43%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.89%	9.30%	5.47%	4.50%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	0.89%	9.24%	5.46%	4.49%

RiverSource Variable Universal Life Insurance — Summary Prospectus    23

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.95%	8.12%	5.56%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	9.15%	6.44%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.02%	11.30%	8.08%	-
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	10.37%	7.38%	-
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.95%	12.86%	7.96%	6.61%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	0.95%	12.79%	7.95%	6.62%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.99%	14.03%	9.00%	7.51%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	0.99%	14.01%	9.00%	7.51%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.92%	11.00%	6.68%	5.54%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	0.92%	10.98%	6.68%	5.54%

24    RiverSource Variable Universal Life Insurance — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.81%	16.84%	12.36%	10.67%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.99% [2]	4.12%	7.66%	6.94%
Seeks long-term capital appreciation.	Wanger Acorn (previously Wanger USA) Columbia Wanger Asset Management, LLC	0.95%	24.23%	16.89%	13.41%
Seeks long-term capital appreciation.	Wanger International Columbia Wanger Asset Management, LLC	1.20%	14.36%	9.90%	6.90%
[1]	This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
[2]	This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
[3]	This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.

RiverSource Variable Universal Life Insurance — Summary Prospectus    25

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We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (SAI) that include additional information about RiverSource Survivorship Universal Life Insurance and RiverSource Variable Life Separate Account. The prospectus and SAI are dated the same date as this summary prospectus and are available free of charge. To request a copy of either document, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The prospectus and other information about the policy is available online at riversource.com/lifeinsurance.
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
USP9090_12_A01_(05/22)
Edgar Contract Identifer: C00009715
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2022 RiverSource Life Insurance Company. All rights reserved.